Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Grote Molen, Inc. (the "Company") on Form 10-K for the fiscal year ended December 31, 2016 as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Robert Graham, Chief Executive Officer and President, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 14, 2017	/s/ Robert Graham
Robert Graham
Chief Executive Officer and President

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Grote Molen, Inc. and will be retained by Grote Molen, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.